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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) January 11, 1999


                               PEN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)




         Tennessee                  333-60599                  62-0852576
      (State or other       (Commission File Number)        (IRS Employer
      jurisdiction of                                       Identification No.)
      incorporation)



             5110 Maryland Way, Suite 300 Brentwood, Tennessee 37027
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (615) 371-7300

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Item 5.  Other Information

         Attached hereto and incorporated herein by reference is the Company's
January 14, 1999 press release regarding a settlement with the IRS in its Tax
Court case.

         As previously disclosed, the IRS continues to examine the Company's
1990-1993 tax years with respect to other issues. The settlement, however, does cover the years 1990-1994 on one central issue that had been in the Tax Court case.

         In accordance with the terms of the Company's Convertible Preferred
Stock, the amount of liquidation preference on this stock is reduced by the amount of the IRS settlement. For more information, see "Risk Factors -
Potential Tax Liability" and "Business - Legal Proceedings" in the Company's
Prospectus dated November 4, 1998 on file with the Securities and Exchange
Commission.


Item 7.  Financial Statements and Exhibits


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

Exhibit No.                                Description
-----------                                -----------

99.01......................................Press release dated January 14, 1999

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 20, 1999             PEN HOLDINGS, INC.


                                   By: /s/ Mark A. Oldham
                                       ----------------------------------------
                                       Name: Mark A. Oldham
                                       Title: Senior Vice President, Secretary
                                       and Treasurer


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                                  EXHIBIT INDEX


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

Exhibit No.                                Description
-----------                                -----------

99.01......................................Press release dated January 14, 1999
